SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

              Date of report (Date of earliest event reported):
                     September 13, 2002 (January 25, 2002)


                  Artemis International Solutions Corporation
                  -------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


    Delaware                      000-29793                       13-4023714
-------------------         ---------------------           -------------------
(State or Other             (Commission File No.)             (IRS Employer
Jurisdiction of                                             Identification No.)
 Incorporation)


         4041 MacArthur Boulevard, Suite 260, Newport Beach, CA 92660
         ------------------------------------------------------------
         (Address of Principal Executive Offices, including Zip Code)


                                (949) 660-7100
                                --------------
             (Registrant's telephone number, including area code)

ITEM 5.  Other Events.

On January 25, 2002, the Company's Board of Directors amended and restated the Company's Amended By-Laws as filed herewith as Exhibit 3.1, which is incorporated herein by reference.

On September 13, 2002, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

c)  Exhibits

   Number         Description

     3.1 Amended and Restated By-Laws of Artemis International Solutions Corporation

     99.1 Press release issued by Artemis International Solutions Corporation on September 13, 2002

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           ARTEMIS INTERNATIONAL SOLUTIONS
                                           CORPORATION
                                           (Registrant)

DATE: September 13, 2002                   By:  /s/ Charles F. Savoni
                                               --------------------------------
                                           Name:   Charles F. Savoni
                                           Title:  Senior Vice
                                                   President, General Counsel
                                                   and Secretary

                                 EXHIBIT INDEX


Exhibit Number
--------------

     3.1 Amended and Restated By-Laws of Artemis International Solutions Corporation

     99.1 Press release issued by Artemis International Solutions Corporation on September 13, 2002